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                                                                    Exhibit 10.1

Amendment to Amended and Restated Supplemental Executive Retirement Plan

     April 14, 2006 the Nominating/Corporate Governance/ Compensation Committee of the Company's Board of Directors, which administers the Supplemental Executive Retirement Plan, passed a resolution effective January 1, 2006 adding an additional participant to the Plan thus amending Exhibit "A" of the Plan to read as follows:

                                    EXHIBIT A

                 CRAWFORD & COMPANY SUPPLEMENTAL RETIREMENT PLAN
                 AS AMENDED AND RESTATED JULY 22, 2003 EFFECTIVE
                              AS OF JANUARY 1, 2003

          AMENDED AND RESTATED AS OF FEBRUARY 3, 2004, APRIL 27, 2004, AUGUST 5, 2004 AND AMENDED OCTOBER 25, 2005 AND APRIL 14, 2006

Name of Participant

T. G. Germany
F. L. Minix
R. P. Albright
P. A. Bollinger
D. R. Chapman
J. F. Osten
D. A. Smith
J. F. Giblin
A. L. Meyers, Jr.
G. L. Davis
J. A. McGee
H. L. Rogers
S. V. Festa
Victoria Holland
Gregory P. Hodson
Marshall G. Long
Annette L. Sanchez

Effective 1/1/06
Thomas W. Crawford
Jeffrey T. Bowman
Philip G. Porter
Robert R. Kulbick
Larry C. Thomas
Richard J. Martin
Mauricio Alonso
O. L. Anderson
Thomas L. Carstens
William L. Beach
Allen W. Nelson
Kevin B. Frawley